Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, President of Western Asset Premier Bond Fund (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/S/ JAMES W. HIRSCHMAN	February 25, 2005
James W. Hirschmann President	Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer of Western Asset Premier Bond Fund (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/S/ MARIE K. KARPINSKI	February 25, 2005
Marie K. Karpinski Treasurer and Principal Financial and Accounting Officer	Date